UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2025

STIMCELL ENERGETICS INC.

(Exact name of registrant as specified in its charter)

NV	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 - 1130 Pender Street, West Vancouver, British Columbia		V6E 4A4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(844) 238-2692

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 18, 2025, StimCell Energetics Inc (the “Company” or “StimCell”) entered into a digital marketing services agreement (the “Agreement”) with Rain Communications Inc. (“Rain Communications”), an investor relations and public relations firm based in Vancouver, British Columbia, to provide comprehensive services for an eight-month term commencing on March 18, 2025. Rain Communications will endeavor to increase awareness of StimCell, its eBalance® product, and its securities. Rain Communications is an independent service provider and, except as disclosed below, does not directly or indirectly have an interest in the securities of the Company.

Under the Agreement, the Company will issue Rain 125,000 shares in the Company’s common stock per month for services rendered at a deemed price of $0.20 per share over the eight-month service period for a total consideration of $200,000.

The shares of common stock to be issued to Rain Communications will be issued pursuant to provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”) on the basis that Rain Communications is not a resident of the United States, and is otherwise not “U.S. person” as that term is defined in Rule 902(k) of Regulation S of the Act and were not in the United States.

ITEM 3.02UNREGISTERED SALES OF EQUITY SECURITIES

On March 25, 2025, StimCell entered into a debt settlement with its service provider to settle $15,000 in outstanding debt through the issuance of 75,000 shares of the Company’s common stock (the “Debt Settlement”). The shares are being issued pursuant to the provisions available under the Rule 506(b) of Regulation D of the Act on the basis that the subscriber is an “accredited investor” as that term is defined under Regulation D of the Act.

ITEM 7.01REGULATION FD DISCLOSURE

On March 26, 2025, StimCell Energetics Inc. (the “Company”) issued an informational news release (the “Release”) announcing a debt settlement by issuing common shares of the Company, and a strategic partnership with Rain Communications Inc. an investor relations and public relations firm based in Vancouver, British Columbia, to provide comprehensive services for an eight-month term commencing on March 18, 2025. A copy of the Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
10.1	Digital marketing services agreement between the Company and Rain Communications Inc. dated March 18, 2025.

10.2	Debt settlement agreement dated March 24, 2025

99.1	News release dated March 26, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIMCELL ENERGETICS INC.

Date: March 28, 2025

By: /s/ David Jeffs
David Jeffs,
Chief Executive Officer